UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          February 11, 2010
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

Summary information of the Company dated February 11, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: February 11, 2010	By:	/s/F. Samuel Eberts III
F. Samuel Eberts III, Chief Legal Officer and Secretary

8-K Filed February 11, 2010

Introduction

This slide presentation contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions in the marketplace and adverse actions of governmental and other third-party payors.

Actual results could differ materially from those suggested by these forward-looking statements.  Further information on potential factors that could affect the Company’s financial results will be included in the
Company’s Form 10-K for the year ended December 31, 2009, and subsequent SEC filings. The Company has no obligation to provide any updates to these forward-looking statements even if its expectations change.

Fourth Quarter Results
(In millions, except per share data)

2009

2008

+/(-)

Adjusted Revenue

(1)

1,165.1

$

1,126.6

$

3.4%

Adjusted Operating Income

(1)

221.9

$

219.8

$

1.0%

Adjusted Operating Income Margin

(1)

19.0%

19.5%

(50)

bp

Adjusted EPS

(1)

1.16

$

1.10

$

5.5%

Operating Cash Flow

224.7

$

215.3

$

4.4%

Less: Capital Expenditures

(37.6)

$

(36.3)

$

3.6%

Free Cash Flow

187.1

$

179.0

$

4.5%

(1) See Reconciliation of non-GAAP Financial Measures (included herein)

Three Months Ended Dec 31,

Full Year Results
(In millions, except per share data)

2009

2008

+/(-)

Adjusted Revenue

(1)

4,694.7

$

4,512.7

$

4.0%

Adjusted Operating Income

(1)

954.9

$

937.0

$

1.9%

Adjusted Operating Income Margin

(1)

20.3%

20.8%

(50)

bp

Adjusted EPS

(1)

4.89

$

4.60

$

6.3%

Operating Cash Flow

862.4

$

780.9

$

10.4%

Less: Capital Expenditures

(114.7)

$

(156.7)

$

-26.8%

Free Cash Flow

747.7

$

624.2

$

19.8%

(1) See Reconciliation of non-GAAP Financial Measures (included herein)

Year Ended Dec 31,

$1,000
$800
$600
$400
$200
$-
$ Millions
$538
$443
$574
$481
$632
$516
$710
$567
$781
$624
$862
$748
2004
2005
2006
2007
2008
2009
Operating Cash Flow
Free Cash Flow

LabCorp
Laboratory Corporation of America

Cash Flow Trends

11% OCF CAGR

2004-2009

Client, 27.1%
Patient, 7.6%
Medicare and Medicaid, 20.2%
Managed Care Capitated, 3.8%
Managed Care Fee for Service, 41.3%

LabCorp
Laboratory Corporation of America

Revenue by Payer- US
2009 YTD

All Genomic, 15.7%
Other Esoteric, 13.7%
Histology, 6.6%
Core, 64.0%

LabCorp
Laboratory Corporation of America

Revenue by Business Area - US
2009 YTD

Revenue by Payer
(in millions, except PPA)

(1) Excludes a cumulative revenue adjustment of $7.5 million recorded by the Company in the fourth quarter of 2008

YTD Q4-2007

YTD Q4-2008

(1)

YTD Q4-2009

Revenue

Revenue

Revenue

$'s

%

Accns

PPA

$'s

%

Accns

PPA

$'s

%

Accns

PPA

Client

1,081.1

$

27%

34.213

31.60

$

1,195.3

$

28%

35.521

33.65

$

1,207.4

$

27%

34.802

34.69

$

Patient

367.7

9%

2.315

158.84

$

369.6

9%

2.240

165.00

$

337.6

8%

2.087

161.76

$

Third Party (Medicare/Medicaid)

745.8

18%

18.343

40.66

$

803.1

19%

18.939

42.40

$

896.4

20%

19.645

45.63

$

Managed Care:

- Capitated

167.4

4%

14.962

11.19

$

180.0

4%

15.227

11.82

$

167.4

4%

15.055

11.12

$

- Fee for service

1,706.2

42%

37.462

45.54

$

1,715.7

40%

37.725

45.48

$

1,838.5

41%

38.828

47.35

$

  Total Managed Care

1,873.6

46%

52.424

35.74

$

1,895.7

44%

52.952

35.80

$

2,005.8

45%

53.883

37.23

$

LabCorp Total - US

4,068.2

$

100%

107.295

37.92

$

4,263.7

$

100%

109.652

38.88

$

4,447.2

$

100%

110.417

40.28

$

LabCorp Total - Canada

-

$

-

-

-

249.0

$

8.052

30.92

$

247.5

$

9.088

27.23

$

  LabCorp Total

4,068.2

$

107.295

37.92

$

4,512.7

$

117.704

38.34

$

4,694.7

$

119.505

39.28

$

Revenue by Business Area
(in millions, except PPA)

(1) Excludes a cumulative revenue adjustment of $7.5 million recorded by the Company in the fourth quarter of 2008

YTD Q4-2007

YTD Q4-2008

(1)

YTD Q4-2009

Revenue

Revenue

Revenue

$'s

%

Accns

PPA

$'s

%

Accns

PPA

$'s

%

Accns

PPA

All Genomic

629.6

$

15%

8.452

74.50

$

654.8

$

15%

8.843

74.05

$

697.9

$

16%

9.117

76.55

$

Other Esoteric

441.6

11%

10.775

40.99

510.1

12%

12.232

41.70

608.0

14%

14.223

42.75

Histology

325.1

8%

2.675

121.51

321.0

8%

2.583

124.26

295.6

6%

2.433

121.50

  All Genomic / Esoteric

1,396.3

34%

21.902

63.76

1,485.8

35%

23.658

62.80

1,601.6

36%

25.773

62.14

Core

2,671.9

66%

85.393

31.29

2,777.9

65%

85.994

32.30

2,845.6

64%

84.644

33.62

LabCorp Total - US

4,068.2

$

100%

107.295

37.92

$

4,263.7

$

100%

109.652

38.88

$

4,447.2

$

100%

110.417

40.28

$

LabCorp Total - Canada

-

$

-

-

-

249.0

$

8.052

30.92

$

247.5

$

9.088

27.23

$

  LabCorp Total

4,068.2

$

100%

107.295

37.92

$

4,512.7

$

117.704

38.34

$

4,694.7

$

119.505

39.28

$

•
•
•
•

LabCorp
Laboratory Corporation of America

Financial Guidance - 2010

Excluding the impact of restructuring and other special charges and share repurchase activity after December 31, 2009,

guidance for 2010 is:

  Revenue growth:

Approximately 2.5% – 4.5%

  Adjusted EPS:

$5.35 to $5.55

  Operating cash flow of approximately(1):

$870 Million

  Capital expenditures of approximately:

$135 Million

          (1) Operating cash flow guidance excludes any transition payments to UnitedHealthcare.

Supplemental Financial
Information

YTD

Q1 09

Q2 09

Q3 09

Q4 09

2009

Depreciation

$31.8

$32.9

$33.1

$32.9

$130.7

Amortization

$15.1

$15.2

$15.9

$16.4

$62.6

Capital expenditures

$30.7

$23.7

$22.7

$37.6

$114.7

Cash flows from operations

$208.9

$182.4

$246.4

$224.7

$862.4

Bad debt as a percentage of sales

5.3%

5.3%

5.3%

5.3%

5.3%

Effective interest rates on debt:

  Zero-coupon subordinated notes

2.00%

2.00%

2.00%

2.00%

2.00%

  5 1/2% Senior Notes

5.38%

5.38%

5.38%

5.38%

5.38%

  5 5/8% Senior Notes

5.75%

5.75%

5.75%

5.75%

5.75%

  Term loan

3.67%

3.67%

3.67%

3.67%

3.67%

  Revolving credit facility (weighted average)

0.97%

0.76%

0.70%

0.58%

0.58%

Days sales outstanding

52

50

48

44

44

UnitedHeathcare transition payments - Billed

$5.5

$12.4

$9.5

$6.7

$34.1

UnitedHeathcare transition payments - Paid

$5.5

$10.5

$8.5

$3.9

$28.4

Laboratory Corporation of America

Other Financial Information

December 31, 2009

($ in million's)

Reconciliation of non-GAAP

Financial Measures

Adjusted Revenue

2009

2008

Revenue

$1,165.1

$1,119.1

Cumulative revenue adjustment (1)

-

7.5

Adjusted revenue

$1,165.1

$1,126.6

Adjusted Operating Income

Operating income

$215.8

$204.4

Restructuring and other special charges (1)

6.1

15.4

Adjusted operating income

$221.9

$219.8

Adjusted EPS

Diluted earnings per common share

$1.33

$1.08

Impact of restructuring and other special charges (1) (2) (3)

(0.17)

0.02

Adjusted EPS

$1.16

$1.10

(3) 2009:  $17.8 million divided by 107.5 million shares

      2008:  $2.1 million divided by 109.5 million shares

Three Months Ended Dec 31,

(1) 2009 includes net restructuring charges of $3.3 million ($2.0 million after tax), and a one-time charge of $2.8 million ($1.7 million after tax) for curtailment of employee and executive pension plans.  2008 includes net restructuring charges of $4.2 million ($2.5 million after tax), $3.7 million ($2.2 million after tax) of accelerated stock compensation relating to Executive Vice President retirement, and a $7.5 million ($4.5 million after tax) cumulative revenue adjustment relating to certain historic overpayments made by Medicare for claims submitted by a subsidiary of the Company.

Reconciliation of non-GAAP Financial Measures

(In millions, except per share data)

(2) In 2009, the Company recorded favorable adjustments of $21.5 million to its fourth quarter tax provision relating to the resolution of certain state tax issues under audit, as well as the realization of foreign tax credits. In 2008, the Company recorded a $7.1 million reduction to its fourth quarter tax provision as a result of tax treaty amendments with Canada.

These adjustments had no impact on operating income, but did increase net earnings by $21.5 million and $7.1 million, respectively.

Reconciliation of non-GAAP

Financial Measures

Adjusted Revenue

2009

2008

Revenue

$4,694.7

$4,505.2

Cumulative revenue adjustment (1)

-

7.5

Adjusted Revenue

$4,694.7

$4,512.7

Adjusted Operating Income

Operating income

$935.9

$842.9

Restructuring and other special charges (1)

19.0

94.1

Adjusted operating income

$954.9

$937.0

Adjusted EPS

Diluted earnings per common share

$4.98

$4.16

Impact of restructuring and other special charges (1) (2) (3)

(0.09)

0.44

Adjusted EPS

$4.89

$4.60

(3) 2009:  $10.1 million divided by 109.1 million shares

      2008:  $49.8 million divided by 111.8 million shares

        Year Ended Dec 31,

(1) 2009 includes net restructuring charges of $13.5 million ($8.1 million after tax), a one-time charge of $2.8 million ($1.7 million after tax) for curtailment of employee and executive pension plans, and $2.7 million ($1.6 million after tax) transaction fees and expenses associated with the acquisition of Monogram Biosciences. 2008 includes net restructuring charges of $37.9 million ($22.9 million after tax), $3.7 million ($2.2 million after tax) of accelerated stock compensation relating to Executive Vice President retirement, and a $7.5 million ($4.5 million after tax) cumulative revenue adjustment relating to certain historic overpayments made by Medicare for claims submitted by a subsidiary of the Company.  In the second quarter of 2008, the Company increased its allowance for doubtful accounts by $45 million ($27.3 million after tax) due to impact of the economy, higher patient deductibles and co-payments on the collectability of accounts receivable balances.

Reconciliation of non-GAAP Financial Measures

(In millions, except per share data)

(2) In 2009, the Company recorded favorable adjustments of $21.5 million to its fourth quarter tax provision relating to the resolution of certain state tax issues under audit, as well as the realization of foreign tax credits. In 2008, the Company recorded a $7.1 million reduction to its fourth quarter tax provision as a result of tax treaty amendments with Canada.

These adjustments had no impact on operating income, but did increase net earnings by $21.5 million and $7.1 million, respectively.